SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): August 25, 1999

                       BLOCK MORTGAGE FINANCE ASSET BACKED
                        CERTIFICATES SERIES 1999-1 TRUST
    (created under a Pooling and Servicing Agreement dated as of January 1, 1999, which Trust is the Issuer of Block Mortgage Finance
                    Asset Backed Certificates, Series 1999-1)
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            (Exact name of registrant as specified in its charter)

                                   New York
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                (State or other jurisdiction of incorporation)

333-65215-01                                       36-4270815
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(Commission File Number)                (IRS Employer Identification No.)

      One First National Plaza, Suite 0126
      Chicago, Illinois
      Attention: Corporate Trust Administration
      Block Mortgage Finance
      Asset Backed Certificates, Series 1999-1             60670-0126
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       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: 312-407-0192

                                Not applicable
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        (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS
     Attached hereto is a copy of the Statement to Certificateholders with respect to the August, 1999, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     Exhibit 99.1 Statement to Certificateholders Relating to August, 1999, Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1999-1.


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                                EXHIBIT INDEX

Exhibit No.                         Description
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      99.1                          Statement to Certificateholders
                                    Relating to August, 1999, Distributions
                                    to Holders of Block Mortgage
                                    Finance Asset Backed Certificates,
                                    Series 1999-1.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BLOCK MORTGAGE FINANCE, INC., as
                                          Registrant


Date: September 1, 1999                   By: /s/ Bret G. Wilson
                                          --------------------------
                                          Bret G. Wilson, President

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLOCK MORTGAGE FINANCE, INC., as
                                        Registrant

Date: September 1, 1999                 By:____________________________________
                                             Bret G. Wilson, President